Investor Update July 29, 2010 © 2010 Coinstar, Inc. All Rights Reserved Exhibit 99.2

This presentation contains statements considered forward-looking for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including those discussed in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. Coinstar, Inc. assumes no obligation and does not intend to update these forward-looking statements.
Safe Harbor for Forward-Looking Statements
2 © 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

DVD Kiosks 7,500 - 8,500
Coin Kiosks 0
DVD $1,160 - $1,220
Coin $265 - $285
Total $1,425 - $1,505
2010 Full Year and Q3 Guidance
As of July 29, 2010

Full Year – Revenue
by Segment (in millions)
DVD $140 - $145
Coin – New $8 - $10
Coin – Maintenance $10 - $13
Corporate/Other $15 - $20
Total $173 - $188
Adjusted EBITDA from continuing
operations*   (in millions)
$275 - $290
EPS from continuing operations $1.88 - $2.00
Shares Outstanding  (in millions)
33.6 - 34.1
Estimated Effective Tax Rate 39.0%
Free Cash Flow from continuing
operations**  (in millions)
$80 - $100
Full Year Capital Expenditures from Continuing
Operations (in millions)
Full Year – Other
Full Year – Installations, net
•Adjusted EBITDA from continuing operations is defined as earnings before net interest expense, income taxes, depreciation, amortization and certain other non-
cash charges including the write-off from early retirement of debt, and stock-
based compensation and share-based expenses from continuing operations.
** Free cash flow from continuing operations is defined as net cash provided by operating activities from continuing operations less capital expenditures from continuing operations.
Revenue   (in millions)
$370 - $390
Adjusted EBITDA from continuing
operations*  (in millions)
$69 - $74
EPS from continuing operations $0.46 - $0.52
2010 Q3 Guidance
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Consolidated Revenue
As of June 30, 2010

Revenue
(in millions)
* Guidance as of July 29, 2010
$235
$261
$650
$1.033B
$1.425B to $1.505B *
$665
Q2 YTD
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.
-
200
400
600
800
1,000
1,200
1,400
1,600
2006 2007 2008 2009 2010

2010 $  15,994 $  26,466 - - - - - - - - - - - - - - - - $    42,460
2009 $  22,488 $  25,786 $  26,919 $  26,673 $  101,866
2008 $  24,736 $  26,217 $  27,523 $  26,300 $  104,776

Segment Information (in thousands)
As of June 30, 2010
DVD
Coin
2010 $  44,431 $  39,049 - - - - - - - - - - - - - - - - $   83,480
2009 $  20,899 $  24,157 $  27,391 $  29,461 $ 101,908
2008 $    8,258 $  10,533 $  12,779 $  18,599 $   50,169
Operating Profit:
2010 $ 59,993 $ 70,427 - - - - - - - - - - - - - - - - $ 130,420
2009 $ 58,056 $ 64,919 $ 69,641 $ 66,497 $ 259,113
2008 $ 59,329 $ 64,585 $ 71,104 $ 66,608 $ 261,626
2007 $ 54,915 $ 62,523 $ 67,513 $ 66,365 $ 251,316
2006 $ 50,683 $ 57,408 $ 61,610 $ 60,789 $ 230,490
DVD (from acquisition date)
Coin
Revenue:
2010 $ 263,130 $ 271,929 - - - - - - - - - - - - - - - - $ 535,059
2009 $ 154,697 $ 188,925 $ 198 085 $ 231,804
$ 773,511
2008 $   60,513 $   89,956 $ 104,192 $ 133,792 $ 388,453
2007 $     2,602 $     3,063 $     1,649 $     2,216 $     9,530
2006 $        281 $        876 $        891 $     2,405 $     4,453
Q1 Q2 Q3 Q4 YTD
2010 $ 10,509 $   7,706 - - - - - - - - - - - - - - - - $  18,215
2009 $   6,981 $   7,437 $   7,434 $   7,398 $  29,250
2008 $   6,723 $   6,018 $   6,329 $   6,746 $  25,816
DVD
Coin
2010 $ 22,171 $ 23,906 - - - - - - - - - - - - - - - - $  46,077
2009 $ 13,169 $ 14,738 $ 15,541 $ 17,283 $  60,731
2008 $   5,468 $   7,719 $  8,655 $ 12,332 $  34,174
Depreciation, Amortization and Other:
Q1 Q2 Q3 Q4 YTD
Q1 Q2 Q3 Q4 YTD
Q1 Q2 Q3 Q4 YTD
Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

2010 19,100 19,000 - - - - - - - - - - - - - -
2009 18,400 18,400 18,800 19,200
2008 15,500 16,500 17,500 18,400
2007 13,800 14,200 14,500 15,400
2006 13,000 13,100 13,100 13,500

Installations and Same Store Sales
As of June 30, 2010
DVD Kiosks
(rounded)
2010 24,800 26,900 - - - - - - - - - - - - - -
2009 15,400 17,900 20,600 22,400
2008 7,900 9,600 11,800 13,700
2007 3,000 4,300 5,700 7,000
2006 1,000 1,500 1,700 2,200
Coin Kiosks  (rounded)
Coin Kiosk Same Store Sales
2010 0.5% 7.9% - - - - - - - - - - - - - -
2009 -5.0% -4.3% -5.4% -3.9%
2008 -0.2% -3.2% -1.8% -5.0%
2007 4.3% 4.4% 3.7% 1.7%
2006 7.8% 7.6% 7.0% 6.2%
DVD Kiosk Same Store Sales
2010 21.0% 3.5% - - - - - - - - - - - - - -
2009 35.0% 33.0% 26.0% 21.0%
2008 37.4% 63.2% 40.6% 64.3%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

2010 59.0% 56.4% - - - - - - - - - - - - - - - - 57.7%
2009 59.6% 57.4% 58.1% 54.0% 57.0%
2008 65.2% 63.0% 62.5% 62.2% 62.9%
2010 $ 31,517 $ 52,822 - - - - - - - - - - - - - - - - $   84,339
2009 $ 34,987 $ 38,288 $ 28,647 $ 46,545 $ 148,467
2008 $ 28,182 $ 34,653 $ 47,692 $ 33,442 $ 143,969
2007 $   7,495 $ 11,926 $ 15,375 $ 15,047 $   49,843
2006 $   1,725 $   4,159 $   3,727 $ 13,197 $   22,808

Other Information
As of June 30, 2010
DVD Gross Margin
Q1 Q2 Q3 Q4 YTD
Q1 Q2 Q3 Q4 YTD
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.
Consolidated Capital Expenditures for Continuing Operations (in thousands)

Top 5 Customers* – DVD and Coin Lines of Business and
Consolidated Company
As of  June 30, 2010

*  As measured by revenue.
** All Walmart related companies, including Sam’s Club and ASDA.
• Walmart**
• Walgreens
• McDonald’s
• Kroger
• Supervalu
• Kroger
• Walmart**
• Supervalu
• Delhaize
• Ahold
• Walmart**
• Walgreens
• Kroger
• McDonald’s
• Supervalu
DVD
Coin All LOBs
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.